SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004 (February 10, 2004)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification no.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits:

     99      Press release dated February 10, 2004.

Item 12. Results of Operations and Financial Condition

     A press release issued by AmSurg Corp. on February 10, 2004 is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi Claire M. Gulmi

Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date: February 10, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Press release dated February 10, 2004.

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